EXHIBIT 99.3

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Acquisition of Jacksam Corporation

On September 14, 2018, our wholly owned subsidiary, Jacksam Acquisition Corp., a corporation formed in the State of Nevada on September 11, 2018, or the Acquisition Sub, merged with and into Jacksam Corporation, a corporation incorporated in August 2013 in the State of Delaware, referred to herein as Jacksam. Pursuant to this transaction, or the Merger, Acquisition Sub was the surviving corporation, and changed its name to “Jacksam Corporation”. All of the outstanding capital stock of Jacksam was converted into shares of our Common Stock.

As a result of the Merger, we acquired the one hundred percent (100%) of the issued and outstanding shares and the business of Jacksam and will continue the existing business operations of Jacksam as our wholly owned Operating subsidiary under the name Jacksam Corporation.

In accordance with the terms of the Exchange Agreement, and in connection with the completion of the acquisition, on the Closing Date we issued 45,000,000 shares of our common stock, par value $0.001 per share to the Jacksam shareholders in exchange for all of the issued and outstanding Jacksam. Following the acquisition there is a total of 48,272,311 shares of common stock issued and outstanding of which 3,272,311 are held by shareholders of the Company prior to the merger.

The following unaudited pro forma combined financial statements give effect to the Agreement and Plan of Share Exchange between Jacksam Corporation and China Grand Resorts, Inc.

The Acquisition will be accounted for as a “reverse merger” and recapitalization since, immediately following the completion of the transaction, the prior owners of Jacksam will have effective control of the public entity. For accounting purposes, Jacksam will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction will be treated as a recapitalization of China Grand Resorts, Inc. Accordingly, Jacksam’s assets, liabilities and results of operations will become the historical financial statements of the registrant, and the Company’s assets, liabilities and results of operations will be consolidated with Jacksam effective as of the date of the closing of the Merger. No step-up in basis or intangible assets or goodwill will be recorded in this transaction.

The unaudited pro forma combined balance sheet as of June 30, 2018, as well as the unaudited combined statements of operations for the year ended December 31, 2017 and for the six months ended June 30, 2018, presented herein, gives effect to the Merger as if the transaction had occurred at the beginning of such period and includes certain adjustments within the Stockholder’s Equity section that are directly attributable to the transaction. Historically the fiscal year end for China Grand Resorts, Inc. was September 30 compared to December 31 for Jacksam. In accordance with SEC guidance these period ends are considered comparable because they are within 93 days. As such the Pro Forma Statement of Operations for the year ended December 31, 2017 is combining the fiscal year ended September 30, 2017 for China Grand Resorts, Inc. with the fiscal year ended December 31, 2017 for Jacksam. The Pro Forma Statement of Operations for the six months ended June 30, 2018 is combining the six months ended March 31, 2018 for China Grand Resorts, Inc. with the six months ended June 30, 2018 for Jacksam.

The unaudited pro forma combined financial statements have been prepared for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized had Jacksam and China Grand Resorts, Inc. been a combined company during the specified periods. The unaudited pro forma combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical combined financial statements of Jacksam Corporation included herein, and the historical financial statements of China Grand Resorts, Inc. included in its Annual Report on Form 10-K for the year ended September 30, 2017 and its Quarterly Report on Form 10-Q for the six months ended March 31, 2018 and nine months ended June 30, 2018.

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China Grand Resorts, Inc.

Pro Forma Combined Balance Sheet

As of June 30, 2018

(unaudited)

			Pro Forma	Pro Forma
	Jacksam	China Grand	Adjustments	Combined
Assets

Current Assets:
Cash	$1,620,776	$-		$1,620,776
Accounts receivable	18,500	-		18,500
Inventory	898,592	-		898,592
Prepaid expenses	27,900	-		27,900
Marketable securities	200,004	-		200,004
Total Current Assets	2,765,772	-		2,765,772

Property and Equipment, net	14,879	-		14,879
Other Assets	-	-		-

Total Assets	$2,780,651	$-		$2,780,651

Liabilities and Stockholders (Deficit)

Current Liabilities:
Accounts Payable and Accrued Expenses	$184,390	$44,012		$228,402
Deferred Revenue	291,473	-		291,473
Convertible notes payable, current portion	1,500,000	-		1,500,000
Notes Payable	105,000	-		105,000
Total Current Liabilities	2,080,863	44,012		2,124,875

Long-Term Liabilities:
Convertible Notes Payables	1,718,500	-		1,718,500
Total Long-Term Liabilities	1,718,500	-		1,718,500

Total Liabilities	3,799,363	44,012		3,843,375

Stockholders' Deficit:
Common Stock - 100,000,000 authorized, $0.001 par value, 33,272,311 (pre-merger) shares issued and outstanding	-	33,272	15,000	48,272
Common Stock - Series A, 600,000 authorized, $0.0001 par value, 149,870 (pre-merger) shares issued and outstanding	15	-	(15)	-
Common Stock - Series B, 400,000 authorized, $0.0001 par value, 0 shares issued and outstanding	-	-		-
Additional Paid-In Capital	1,976,135	11,728,510	(11,820,779)	1,883,866
Accumulated Deficit	(2,994,862)	(11,805,794)	11,805,794	(2,994,862)
Total Stockholders' Deficit	(1,018,712)	(44,012)		(1,062,724)

Total Liabilities, and Stockholders' Deficit	$2,780,651	$-		$2,780,651

The accompanying notes are an integral part of these unaudited financial statements

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China Grand Resorts, Inc.

Pro Forma Combined Statement of Operations

For the twelve months ended December 31, 2017

(unaudited)

			Pro Forma	Pro Forma
	Jacksam	China Grand	Adjustments	Combined

Sales	$1,569,456	$-		$1,569,456

Cost of Sales	1,248,919	-		1,248,919

Gross Profit	320,537	-		320,537

Operating Expenses
Selling, general and administrative expenses	1,025,982	3,832		1,029,814
Stock based compensation	543,479	-		543,479
Depreciation and amortization	1,066	-		1,066
Total operating expenses	1,570,527	3,832		1,574,359

(Loss) from operations	(1,249,990)	(3,832)		(1,253,822)

Other (Expense)
Interest expense	(74,982)	(48,696)		(123,678)
Other expense	-	-		-
Total other (Expense)	(74,982)	(48,696)		(123,678)

Net Loss	$(1,324,972)	$(52,528)		$(1,377,500)

Weighted average shares outstanding
Basic and diluted		33,272,311		48,272,311

Loss per share
Basic and diluted		(0.00)		(0.03)

The accompanying notes are an integral part of these unaudited financial statements

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China Grand Resorts, Inc.

Pro Forma Combined Statement of Operations

For the six months ended June 30, 2018

(unaudited)

			Pro Forma	Pro Forma
	Jacksam	China Grand	Adjustments	Combined

Sales	$3,352,227	$-		$3,352,227

Cost of Sales	2,112,438	-		2,112,438

Gross Profit	1,239,789	-		1,239,789

Operating Expenses
Selling, general and administrative expenses	1,588,165	41,207		1,629,372
Depreciation and amortization	534	-		534
Total operating expenses	1,588,699	41,207		1,629,906

(Loss) from operations	(348,910)	(41,207)		(390,117)

Other (Expense)
Interest expense	(66,328)	(24,348)		(90,676)
Other expense	-	-		-
Total other (Expense)	(66,328)	(24,348)		(90,676)

Net Loss	$(415,238)	$(65,555)		$(480,793)

Weighted average shares outstanding
Basic and diluted		33,272,311		48,272,311

Loss per share
Basic and diluted		(0.00)		(0.01)

The accompanying notes are an integral part of these unaudited financial statements

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NOTES AND ASSUMPTIONS TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(Unaudited)

(1)	The existing shareholders of China Grand Resorts will return 30,000,000 shares to treasury leaving them with a total of 3,272,311 shares of common stock.

(2)	The shareholders of Jacksam Corp will exchnage 149,870 shares of common stock for 45,000,000 shares of China Grand Resorts.

(3)	The transaction eliminates the accumualted deficit of China Grant Resorts (the accounting acquiree).

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